EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (the “Agreement”), dated as of February 24, 2012, is by and between Advanced Cell Technology, Inc., a Delaware corporation (the “Company”), and Cranshire Capital Master Fund, Ltd. (the “Claimant”).

RECITALS

A.           The Company and the Claimant entered into three Securities Purchase Agreements since 2006 (collectively, the “Securities Purchase Agreements”).

B            Pursuant to the Securities Purchase Agreements, the Company issued to the Claimants various warrants to purchase shares of Common Stock (as defined below) (collectively, the “Warrants”).

C.           The Claimant brought an action in the United States District Court for the Southern District of New York (the “Court”), docket number 11 Civ. 8755 (the “Action”), alleging that the Company breached various of its obligations under the Securities Purchase Agreement and the Warrants. The Company denies all of the foregoing allegations.

D.           The Company and the Claimant desire to settle all disputes and claims between them in accordance with the terms of this Agreement.

E.           The Company has authorized the issuance to Claimant of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), in exchange for the Claimant Claims (as defined below).

F.           The exchange of the Claimant Claims for the Shares (as defined below) will be made in reliance upon the exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended (the “1933 Act”).

AGREEMENTS

NOW THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Claimant and the Company hereby agree as follows:

1.           Court Order; Closing.

(a)          Court Order. Upon the execution and delivery of this Agreement, the parties will cause their respective counsel to file a joint application with the Court seeking the Court’s approval of the fairness to the Claimant of the issuance of the Shares, the terms of this Agreement and the transactions contemplated hereunder and under the other Transaction Documents (as defined below) and the issuance of the Shares pursuant to the exemption from registration provided by Section 3(a)(10) of the 1933 Act (such order is referred to herein as the “Court Order”). “Shares” means a number of shares of Common Stock equal to the sum of (i) 1,949,735 plus (ii) the quotient of (1) $276,000 divided by (2) 90% of the closing sale price of the Common Stock on the trading day immediately preceding the entry of the Court Order.

(b)          Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, at 8:30 a.m. local time on the first (1st) Business Day (as defined below) immediately following the date on which the Court Order is entered on the docket of the Court or such other date and time as the Claimant and the Company may mutually determine (the “Closing Date”). The deliveries actually delivered under Section 1(c) and Section 1(d) at the Closing shall be deemed delivered simultaneously. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)          Company’s Deliveries at the Closing. Subject to Claimant’s compliance with Section 1(d), at the Closing the Company shall:

(i)          cause Interwest Transfer (together with any subsequent transfer agent, the “Transfer Agent”) through the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, to credit the Shares to Claimant’s balance account with DTC through its Deposit/Withdrawal at Custodian system; and

(ii)         deliver the other documents, instruments and certificates set forth in Section 7.

(d)          Claimant’s Deliveries at the Closing. Subject to the Company’s compliance with Section 1(c), at the Closing the Claimant shall cause to be delivered to the Company a Stipulation of Dismissal, in the form attached hereto as Exhibit A (the “Stipulation”), executed by Greenberg Traurig, LLP, pursuant to which the Claimant voluntarily dismisses the Action with prejudice.

2.          No Legends; Stop Transfer Instructions. None of the Shares nor any certificates evidencing any of the Shares (if a certificate therefor is requested in writing by Claimant) shall bear any restrictive or other legends or notations. The Company shall not, and the Company shall cause all other Persons (as defined below) to not, issue any stop-transfer order, instruction or other restriction with respect to any of the Shares. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

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3.          Company Release. The Company, on its own behalf and on behalf of its Subsidiaries (as defined below) and its and their respective officers, directors, affiliates, investors and other related Persons (the Company and all of the foregoing Persons referred to above in this Section 3 are referred to herein as “Company Releasors”), hereby irrevocably, fully and unconditionally releases and forever discharges (x) Claimant, (y) Cranshire Capital, L.P. (“Cranshire LP”), Downsview Capital, Inc. (“Downsview”), Cranshire Capital Advisors, LLC (“CCA”) and (z) each of the present and former directors, officers, shareholders, members, managers, investment managers, investment advisers, partners, employees, agents, advisors and representatives of each of Claimant, Cranshire LP, Downsview and CCA (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls any of Claimant, Cranshire LP, Downsview or CCA within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”), and each of the present and former directors, officers, shareholders, members, managers, investment managers, investment advisers, partners, employees, agents, advisors and representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons and each of their direct and indirect related Persons (Claimant and all such other Persons referred to above in clauses (y) and (z) in this Section 3 are referred to herein collectively as the “Claimant Releasees”) from all claims, actions, obligations, causes of action, suits, losses, omissions, damages, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), expenses and liabilities, of every name and nature, whether known or unknown, absolute or contingent, suspected or unsuspected, matured or unmatured, both at law and in equity, (collectively, the “Claims”) which any Company Releasor may now own, hold, have or claim to have against any of the Claimant Releasees for, upon, or by reason of any nature, cause, action or inaction or thing whatsoever which arises from the beginning of the world to the date and time of this Agreement relating to the Company and its Subsidiaries (collectively, the “Company Claims”). The Company, on behalf of itself and its successors, assigns and other legal representatives and all of the other Company Releasors, covenants that it will not (and that it will cause all other Persons who may seek to claim as, by, through or in relation to any of the Company Releasors or the matters released by the Company Releasors in this Agreement not to) sue any of the Claimant Releasees on the basis of or related to or in connection with any Company Claim herein released and discharged, as provided in this paragraph. Notwithstanding the foregoing, nothing contained in this paragraph shall release or relieve any obligations of Claimant under this Agreement or under any other Transaction Document to which it is a party.

4.          Claimant Release. Claimant, on its own behalf and on behalf of its officers and directors (or managers (as applicable), (Claimant and all of the foregoing Persons referred to above in this Section 4 are referred to herein as “Claimant Releasors”), hereby irrevocably, fully and unconditionally releases and forever discharges the Company and its present and former officers and directors (the Company and its present and former officers and directors are referred to herein collectively as the “Company Releasees”) from all Claims which the Claimant Releasors may now own, hold, have or claim to have against any of the Company Releasees for, upon, or by reason of any nature, cause, action or inaction or thing whatsoever which arises from the beginning of the world to the date and time of this Agreement relating to the Company and its Subsidiaries (collectively, the “Claimant Claims”). Claimant on behalf of itself and its successors, assigns and other legal representatives and the other Claimant Releasors, covenants that it will not (and that it will cause all other Persons who may seek to claim as, by, through or in relation to the Claimant Releasors or the matters released by Claimant in this Agreement not to) sue any of the Company Releasees on the basis of or related to or in connection with any of the Claimant Claims herein released and discharged, as provided in this paragraph. Notwithstanding the foregoing, nothing contained in this paragraph shall release or relieve any obligations of the Company under this Agreement or any of the other Transaction Documents.

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5.          Company Representations and Warranties. The Company represents and warrants to the Claimant that:

(a)          Organization. The Company is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b)          Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents (as defined below) and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) have been duly authorized by the Company’s board of directors, and, except for the Court Order, no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been, and the other Transaction Documents will be prior to the consummation of the transactions contemplated hereby, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. “Transaction Documents” means, collectively, this Agreement, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)          Issuance of Shares. The issuance of the Shares is duly authorized, and upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. Upon entry of the Court Order, the offer and issuance by the Company of the Shares will be exempt from registration pursuant to Section 3(a)(10) under the 1933 Act. All of the Shares will be freely transferable and freely tradable by the Claimant without restriction.

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(d)          No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) will not (i) result in a violation of the certificate of incorporation of the Company (the “Certificate of Incorporation”) (including, without limitation, any certificate of designation contained therein) or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or bylaws of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) above, to the extent such violations that could not reasonably be expected to have a material adverse effect on the ability of the Company to perform any of its obligations under any of the Transaction Documents.

(e)          Consents. Except for the Court Order, the Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. Except for the Court Order, all consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the consummation of the transactions contemplated by this Agreement have been obtained or effected on or prior to the consummation of the transactions contemplated by this Agreement, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents.

(f)          Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Shares and Claimant’s ownership of the Shares, together with all other securities now or hereafter owned or acquired by Claimant. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(g)          Transfer Taxes. On the date hereof, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the offer, issuance and transfer of the Shares to be issued to Claimant hereunder and under the other Transaction Documents will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

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(h)         Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 2,750,000,000 shares of Common Stock, of which, 2,034,232,918 are issued and outstanding and (ii) 50,000,000 shares of preferred stock. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable.

(j)          Investment Company Status. The Company is not, and upon the consummation of the transactions contemplated by this Agreement will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(k)          Assignment of Claims. There has been no actual assignment or transfer or purported assignment or other transfer by any Company Releasor of all or any portion of any of the Company Claims which have been released by any Company Releasor by any provision of this Agreement. The Company is the sole owner and real party-in-interest regarding all Company Claims released by the Company Releasors pursuant to this Agreement.

6.           Claimant Representations and Warranties. Claimant represents and warrants to the Company that:

(a)          Organization. Claimant is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

(b)          Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Claimant and constitutes the legal, valid and binding obligations of Claimant enforceable against Claimant in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)          No Conflicts. The execution, delivery and performance by Claimant of this Agreement and the consummation by Claimant of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of Claimant, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Claimant is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Claimant, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Claimant to perform its obligations hereunder.

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(d)          Assignment of Claims. There has been no actual assignment or transfer or purported assignment or other transfer by Claimant of all or any portion of any of the Claimant Claims which have been released by Claimant by any provision of this Agreement. Claimant is the sole owner and real party-in-interest regarding the Claimant Claims released by Claimant pursuant to this Agreement.

7.           Additional Deliveries of the Company. The Company shall deliver to Claimant at the Closing:

(a)          A copy of the Irrevocable Transfer Agent Instructions that have been delivered to and acknowledged in writing by the Transfer Agent.

(b)          A certificate, in the form previously provided to the Company, executed by the Secretary of the Company, dated as of the date of the Closing, as to (i) the resolutions consistent with Section 5(b) as adopted by the Company’s board of directors, (ii) the Certificate of Incorporation then in effect and (iii) the bylaws of the Company then in effect.

8.          Transfer Agent Instructions. At the Closing, the Company shall issue irrevocable instructions to the Transfer Agent in the form previously provided to the Company (the “Irrevocable Transfer Agent Instructions”) to credit the Shares to the Claimant’s balance account at DTC through DTC’s Fast Automated Securities Transfer Program, registered in the name of Claimant. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 8 will be given by the Company to its Transfer Agent with respect to the Shares, and that the Shares shall otherwise be freely transferable on the books and records of the Company.

9.          Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is listed or designated for quotation (as the case may be) and shall maintain such listing or designation for quotation (as the case may be) of all the Shares on such national securities exchange or automated quotation system for so long as the Common Stock is so listed or designated for quotation (as the case may be) thereon. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 9.

10.         “Blue Sky” Compliance. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Shares for issuance to Claimant pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to Claimant. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and issuance of the Shares required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “blue sky” laws), and the Company shall comply with all applicable federal, state, local and foreign laws, statutes, rules, regulations and the like relating to the offering and issuance of the Shares to the Claimant.

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11.         Entire Agreement. This Agreement contains the entire agreement and understanding among the parties solely as to the settlement and compromise of all Company Claims and Claimant Claims between the parties and supersedes and replaces all prior settlement negotiations and proposed agreements, written or oral, between the parties solely with respect to the subject matter contained in this Agreement. Except as expressly set forth herein, neither the Company nor Claimant makes any representation, warranty, covenant or undertaking, express or implied, with respect to the matters contained herein or therein. The parties hereto acknowledge that no other party, or agent, representative or attorney of any other party, has made any promise, representation, or warranty whatsoever, express or implied, not expressly contained in this Agreement concerning the subject matter hereof, to induce this Agreement or otherwise, and the parties acknowledge that they have not executed this Agreement in reliance upon such promise, representation, or warranty not contained herein. No party hereto has granted any waiver or release except as, and to the extent, expressly set forth in this Agreement. For clarification purposes, the Recitals are part of this Agreement. The parties hereto agree that neither of them shall have any further obligation or liability to the other under any of the Prior Transaction Documents from and after the Closing. “Prior Transaction Documents” means the Securities Purchase Agreements, the Warrants and each of the other agreements and instruments entered into or delivered by the Company, any of its Subsidiaries, Cranshire Capital or Claimant prior to the date hereof in connection with the transactions contemplated by the Securities Purchase Agreements. Without implication that the contrary would otherwise be true, it is expressly understood and agreed that the Transaction Documents do not constitute Prior Transaction Documents.

12.         Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall (i) be deemed to limit in any way any right to serve process in any manner permitted by law or (ii) be deemed or operate to preclude any party hereto from bringing suit or taking other legal action against any other party hereto in any other jurisdiction to collect on such other party’s obligations hereunder to such party or to enforce a judgment or other court ruling in favor of such party against such other party. EACH OF THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE COURT SHALL BE THE COURT TO RETAIN JURISDICTION TO ENFORCE THE TERMS OF THIS AGREEMENT. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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13.         Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not immediately receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Advanced Cell Technology, Inc.

P.O. Box 1700

Santa Monica, CA 90406

Facsimile: (310) 576-0662

E-mail address: grabin@advancedcell.com
Attention: Gary Rabin, Chief Executive Officer

With a copy (for informational purposes only) to:

Sheppard Mullin Richter & Hampton LLP

30 Rockefeller Plaza

New York, NY 10112
Facsimile: (212) 653-8701

E-mail address: dbrown@sheppardmullin.com
Attention: Daniel L. Brown, Esq.
                 Kathryn J. Hines, Esq.

If to Claimant:

Cranshire Capital Master Fund, Ltd.

c/o Cranshire Capital Advisors, LLC

3100 Dundee Road, Suite 703

Northbrook, Illinois 60062

Facsimile: (847) 562-9031

E-mail address: notices@cranshirecapital.com
Attention: Mitchell P. Kopin

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With a copy (for informational purposes only) to:

Greenberg Traurig, LLP
77 W. Wacker Drive, Suite 3100
Chicago, Illinois 60601
Facsimile: (312) 456-8435

E-mail address: liebermanp@gtlaw.com

           mazurt@gtlaw.com
Attention: Peter H. Lieberman, Esq.

                 Todd A. Mazur, Esq.

or to such other address, facsimile number or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

14.         Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

15.         Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

16.         Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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17.         Disclosure of Transactions and Other Material Information. The Company shall, on or before 8:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching this Agreement (including all attachments, the “8-K Filing”). Neither the Company, its Subsidiaries nor Claimant shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of Claimant, to issue any press release or make other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) Claimant shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Claimant, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of Claimant in any filing (other than the 8-K Filing), announcement, release or otherwise.

18.         Successors and Assigns; No Third Party Beneficiaries; Amendments and Waivers. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Company Releasees and the Claimant Releasees. No provision of this Agreement may be amended other than by an instrument in writing signed by the parties hereto. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

19.         Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

20.         Expenses. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

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21.         Indemnification. In consideration of Claimant’s execution and delivery of this Agreement and acquiring the Shares and in addition to all of the other obligations of the Company under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Claimant Releasee from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Claimant Releasee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by any Claimant Releasee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (c) any cause of action, suit, proceeding or claim brought or made against such Claimant Releasee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Claimant Releasee that arises out of, relates to or results from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents or any other agreement entered into with, or any instrument received from, the Company or (ii) the status of such Claimant Releasee or holder of Shares either as a holder of any Shares or as a party to this Agreement or any other agreement entered into with, or any instrument received from, the Company (regardless of any termination thereof) (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

22.         Survival. The representations, warranties, agreements and covenants shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

23.         Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock dividends, stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

24.         Remedies. Claimant shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes, acknowledges and agrees that in the event that the Company fails to perform, observe, or discharge any or all of the Company’s obligations under any of the Transaction Documents, irreparable harm to Claimant will result therefrom. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under any of the Transaction Documents will be inadequate and agrees that Claimant shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of showing economic loss and without posting a bond or any other security.

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25.         Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Claimant exercises a right, election, demand or option under any Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Claimant may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

26.         Non-Disparagement. The Company shall not (and the Company shall cause each of the other Company Releasors to not) disparage (or induce or encourage other Persons to disparage) any Claimant Releasee. Claimant shall not (and Claimant shall cause all of the other Claimant Releasors not to) disparage (or induce or encourage other Persons to disparage) any of the Company Releasees.

27.         Release of Escrow Proceeds. The parties hereto agree that (i) Claimant is entitled to all right, title and interest in and to the escrowed proceeds from the sale of the 10,730,265 shares of Common Stock issued to Claimant by the Company pursuant to the order of the Court entered on December 15, 2011, and (ii) such proceeds shall be released from escrow to Claimant simultaneously with the Closing.

28.         No Admission of Liability. This Agreement constitutes a compromise of disputed Claims, and neither the entering into of this Agreement, nor the performance of any of the obligations under this Agreement, shall constitute any admission of any wrongdoing, any violation of any law, statute, rule, regulation, ordinance or the like of the United States or any state located in the United States or that any party hereto has any liability to any other party hereto with respect to any of the Claims released in this Agreement.

29.         Termination. Notwithstanding anything contained in this Agreement to the contrary, (a) if (i) the Company breaches any of its obligations under this Agreement prior to the Closing or (ii) the Closing shall not have occurred (other than as a result of a breach by Claimant of any of its obligations under this Agreement) within eight (8) Business Days after the date of this Agreement, then, at the election of the Claimant delivered in writing to the Company, this Agreement shall be terminated and be null and void ab initio; (b) if (I) Claimant breaches any of its obligations under this Agreement prior to the Closing or (II) the Closing shall not have occurred (other than as a result of a breach by the Company of any of its obligations under this Agreement) within eight (8) Business Days after the date of this Agreement, then, at the election of the Company delivered in writing to the Claimant, this Agreement shall be terminated and be null and void ab initio; and (c) this Agreement is subject to the obtaining of the Court Order and entry of the Court Order on the docket of the Court, and if the Court Order is not obtained, or entered on the docket of the Court, within seven (7) Business Days after the date hereof, then this Agreement shall automatically be terminated and be null and void ab initio.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

ADVANCED CELL TECHNOLOGY, INC.

By:	/s/ Gary Rabin
Its: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

CRANSHIRE CAPITAL MASTER FUND, LTD.

By:	Cranshire Capital Advisors, LLC
Its:	Investment Manager

By:	/s/ Mitchell P. Kopin
Its:	Authorized Signatory

Exhibit A

IN THE UNITED STATES DISTRICT COURT FOR THE

SOUTHERN DISTRICT OF NEW YORK

CRANSHIRE CAPITAL MASTER FUND, LTD.,
Case No.: 11 Civ. 8755 (DLC)
Plaintiff,
STIPULATION OF DISMISSAL
- against -

ADVANCED CELL TECHNOLOGY, INC.,

Defendant.

Plaintiff Cranshire Capital Master Fund, Ltd. (“Plaintiff”) and defendant Advanced Cell Technology, Inc. (“Defendant” and collectivey with Plaintiff, the “Parties”), through their respective undersigned counsel, pursuant to Federal Rule of Civil Procedure 41(a)(1)(A)(ii), hereby stipulate as follows:

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WHEREAS, the Parties have reached an agreement to settle their dispute in this action as reflected in the Exchange Agreement dated February 24, 2012 (“Exchange Agreement”);

IT IS HEREBY STIPULATED AND AGREED, by and among the Parties hereto, through their respective counsel, pursuant to Federal Rule of Civil Procedure 41(a)(1)(A)(ii), that this action is hereby voluntarily dismissed with prejudice, each party to bear its own costs; and

IT IS FURTHER STIPULATED AND AGREED, by and among the Parties hereto, through their respective counsel, that this Court shall retain jurisdiction to enforce the terms of the Exchange Agreement, including but not limited to, the hearing and determination of any application seeking the issuance of a judgment as set forth therein.

Dated: ______________, 2012

New York, New York

GREENBERG TRAURIG, LLP	SHEPPARD MULLIN RICHTER & HAMPTON LLP

By:	By:
Scott Mendeloff	Daniel L. Brown
(mendeloffs@gtlaw.com)	(dbrown@sheppardmullin.com)
77 W. Wacker Drive, Suite 3100	Kathryn J. Hines
Chicago, Illinois 60601	(khines@sheppardmullin.com)
Tel: +1 312 456 1083	30 Rockefeller Plaza
New York, New York 10112
Counsel for Plaintiff Cranshire Capital Master Fund, Ltd.	Tel: +1 212 653-8700

Counsel for Defendant Advanced Cell Technology, Inc.

SO ORDERED,

DATED:

_____________, 2012
New York, New York

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